UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On May 20, 2021, Integra LifeSciences Holdings Corporation (the “Company”) issued a press release regarding the Company’s hosting of an Investor Day meeting virtually on May 20, 2021, beginning at 8:30 a.m. EST, which is attached hereto as Exhibit 99.1. Members of the Company’s executive leadership team will discuss the Company’s financial performance outlook, including:

•For the second quarter 2021, the Company now expects to achieve the higher end of both its revenue guidance range of $372 million to $378 million and its adjusted earnings per share range of $0.63 to $0.67.
•Reaffirming full-year 2021 financial guidance as provided on April 28, 2021, including:
◦Full-year 2021 revenue guidance range of $1,525 million to $1,535 million.
◦Full-year 2021 adjusted earnings per share towards the higher end of its guidance range of $2.86 to $2.93.
•The Company is reaffirming its long-term annual target of 5% to 7% organic revenue growth and double-digit adjusted earnings per share growth.
•The Company is reaffirming its long-term goals for adjusted gross margin in the range of 70-72% and adjusted EBITDA margin of 28-30% and expects to achieve the low end of those ranges by 2023.

In the press release, the Company provided forward-looking guidance regarding adjusted earnings per diluted share, adjusted gross margin, and adjusted EBITDA but did not provide a reconciliation to GAAP earnings per share, GAAP gross margin, or from GAAP net income to adjusted EBITDA because certain GAAP expense items are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Discussion of Adjusted Financial Measures

We provide certain non-GAAP measures, including organic revenues, adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion. Organic revenues consist of total revenues excluding the effects of currency exchange rates, revenues from current-period acquisitions and product divestitures and discontinuances. Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation and amortization; (ii) other income (expense); (iii) interest income and expense; (iv) income tax expense (benefit); and (v) those operating expenses also excluded from adjusted net income. The measure of adjusted net income consists of GAAP net income, excluding: (i) structural optimization charges; (ii) divestiture, acquisition and integration-related charges; (iii) discontinued product lines charges; (iv) EU Medical Device Regulation-related charges; (v) COVID-19 related chargers; (vi) convertible debt non-cash interest; (vii) intangible asset amortization expense; and (viii) income tax impact from adjustments. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. The measure of free cash flow consists of GAAP net cash provided by operating activities less purchases of property and equipment.

The Company believes that the presentation of organic revenues and the various adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. Management uses non-GAAP financial measures in the form of organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion when evaluating operating performance because we believe that the inclusion or exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company's divestiture, acquisition, integration, and restructuring activities, for which the amounts are non-cash in nature, or for which the amounts are not expected to recur at the same magnitude, provides a supplemental measure of our operating results that facilitates comparability of our financial condition and operating performance from period to period, against our business model objectives, and against other companies in our industry. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our core business and the valuation of our Company.

Organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion are significant measures used by management for purposes of:

• supplementing the financial results and forecasts reported to the Company's board of directors;
• evaluating, managing and benchmarking the operating performance of the Company;
• establishing internal operating budgets;
• determining compensation under bonus or other incentive programs;
• enhancing comparability from period to period;
• comparing performance with internal forecasts and targeted business models; and
• evaluating and valuing potential acquisition candidates.

The measure of organic revenues that we report reflects the increase in total revenues adjusted for the effects of currency exchange rates, revenues from acquisitions, and product discontinuations on current period revenues. We provide this measure because changes in foreign currency exchange rates can distort our reduction favorably or unfavorably, depending upon the strength of the U.S. dollar in relation to the various foreign currencies in which we generate revenues. We generate significant revenues outside the United States in multiple foreign currencies. We believe this measure provides useful information to determine the success of our international selling organizations in increasing sales of products in their local currencies without regard to fluctuations in currency exchanges rates, which we do not control. Additionally, significant divestitures, acquisitions and discontinued product lines can distort our current period revenues when compared to prior periods.

The measure of adjusted net income reflects GAAP net income adjusted for one or more of the following items, as applicable:

•Structural optimization charges. These charges, which include employee severance and other costs associated with exit or disposal of facilities, costs related to transferring manufacturing and/or distribution activities to different locations, and rationalization or enhancement of our organization, existing manufacturing, distribution, administrative, functional and commercial infrastructure. Some of these cost-saving and efficiency-driven activities are identified as opportunities in connection with acquisitions that provide the Company with additional capacity or economies of scale. Although recurring in nature, given management's ongoing review of the efficiency of our organization and structure, including manufacturing, distribution and administrative facilities and operations, management excludes these items when evaluating the operating performance of the Company because the frequency and amount of such charges vary significantly based on the timing and magnitude of the Company's rationalization activities and are, in some cases, dependent upon opportunities identified in acquisitions, which also vary in frequency and magnitude.
•Acquisition, divestiture and integration-related charges. Acquisition, divestiture and integration-related charges include (i) up-front fees and milestone payments that are expensed as incurred in connection with acquiring licenses or rights to technology for which no product has been approved for sale by regulatory authorities and such approval is not reasonably assured at the time such up-front fees or milestone payments are made, (ii) inventory fair value purchase accounting adjustments, (iii) changes in the fair value of contingent consideration after the acquisition date, (iv) costs related to acquisition integration, including systems, operations, retention and severance, (v) legal, accounting, banking and other outside consultants expenses directly related to acquisitions or divestitures, and (vi) gain or loss on sale of business and related costs to complete the divestiture of business. Although recurring, given the ongoing character of our development and acquisition programs, these acquisition, divestiture and in-licensing related charges are not factored into the evaluation of our performance by management after completion of development programs or acquisitions because they are of a temporary nature, they are not related to our core operating performance and the frequency and amount of such charges vary significantly based on the timing and magnitude of our development, acquisition and divestiture transactions as well as the level of inventory on hand at the time of acquisition.
•COVID-19 related charges. These charges relate to business interruptions and cost associated with the COVID-19 pandemic which impacted the Company's operations globally, partially offset by Coronavirus government relief programs. Due to the extraordinary one-time nature of the pandemic, management concluded that certain charges should be classified as special charges.

•EU Medical Device Regulation charges. These charges represent costs specific to complying with the medical device reporting regulations and other requirements of the European Union’s regulation for medical devices. Management excludes this item when evaluating the Company’s operating performance because these costs incurred are not reflective of its ongoing operations.
•Discontinued product lines charges. These charges represent charges taken in connection with product lines that the Company discontinues. Management excludes this item when evaluating the Company’s operating performance because discontinued products do not provide useful information regarding the Company’s prospects for future performance.
•Intangible asset amortization expense. Management excludes this item when evaluating the Company's operating performance because it is a non-cash expense.
•Convertible debt non-cash interest. The convertible debt accounting previously required accounting for the liability and equity components of the Company's convertible debt instruments, which may be settled in cash upon conversion, in a manner that reflects an applicable non-convertible debt borrowing rate at the time that we issued such convertible debt instruments. Management excludes this item when evaluating the Company's operating performance because of the non-cash nature of the expense. The Company adopted ASU No. 2020-06 Debt- Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging Contracts in Entity's Own Equity (Subtopic 815-40)-Accounting for Convertible Instruments and Contracts in an Entity's Own Equity on January 1, 2021. Upon the adoption of this standard, the Company’s Convertible Senior Notes are now reflected entirely as a liability since the embedded conversion feature will no longer be separately presented within stockholders’ equity. As such, the Company is no longer incurring non-cash interest expense for the amortization of debt discount.
•Income tax impact from adjustments. Estimated impact on income tax expense related to the following:

(i)Adjustments to income tax expense for the amount of additional tax expense that the Company estimates that it would record if it used non-GAAP results instead of GAAP results in the calculation of its tax provision, based on the statutory rate applicable to jurisdictions in which the above non-GAAP adjustments relate.
(ii)When we calculate the adjusted tax rate, we include a full year estimate for all discrete items. We then apply that full year rate to the year-to-date results and calculate the current quarter’s rate to arrive at the year-to-date adjusted tax rate. We believe this removes significant variability in our results and creates a more operationally consistent result for our investors to use for comparability purposes.

In the Press Release, the Company provided forward-looking guidance regarding adjusted earnings per diluted share, adjusted gross margin, and adjusted EBITDA but did not provide a reconciliation to GAAP earnings per share, GAAP gross margin, or from GAAP net income to adjusted EBITDA because certain GAAP expense items are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort. Specifically, the financial impact and timing of divestitures, acquisitions, integrations, structural optimization and efforts to comply with the EU Medical Device Regulation are uncertain, depend on various dynamic factors and are not reasonably ascertainable at this time. These expense items could have a material impact on GAAP results.

Organic revenues, adjusted EBITDA, adjusted net income, adjusted earnings per diluted share, free cash flow and adjusted free cash flow conversion are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the revenues, costs or benefits associated with the operations of the Company's business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. The Company expects to continue to acquire businesses and product lines and to incur expenses of a nature similar to many of the non-GAAP adjustments described above, and exclusion of these items from its adjusted financial measures should not be construed as an inference that all of these revenue adjustments or costs are unusual, infrequent or non-recurring. Some of the limitations in relying on the adjusted financial measures are:

•The Company periodically acquires other companies or businesses, and we expect to continue to incur acquisition-related expenses and charges in the future. These costs can directly impact the amount of the

Company's available funds or could include costs for aborted deals which may be significant and reduce GAAP net income.
•All of the adjustments to GAAP net income have been tax affected at the Company's actual tax rates. Depending on the nature of the adjustments and the tax treatment of the underlying items, the effective tax rate related to adjusted net income could differ significantly from the effective tax rate related to GAAP net income.

Reconciliations of GAAP revenues to organic revenues, GAAP adjusted net income to adjusted EBITDA and adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share all for the quarters ended March 31, 2021 and 2020, and the free cash flow and free cash flow conversion for the quarters ended March 31, 2021 and 2020, were previously reconciled in the Current Report on Form 8-K filed on April 28, 2021 in the financial tables portion of the press release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release, dated May 20, 2021, issued by Integra LifeSciences Holdings Corporation

104 Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: May 20, 2021	By:	/s/ Carrie Anderson
Carrie Anderson
	Title:	Executive Vice President, Chief Financial Officer
and Treasurer